Battelle
The **Business** *of* **Innovation**

PACIFIC NORTHWEST DIVISION
Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: (509) 375-2075
Fax: (509) 372-4589
Email: compliancoffice@pnnl.gov

May 26, 2017 **VIA EMAIL .PDF**

Golden Share Mining Corporation
Attention Nick Zeng, CEO, Chairman & President
7-145 Riviera Drive
Markham, Ontario L3R 5J6
Canada

Email: nick.zeng@goldenshare.ca

RE : License Agreement No. 528131, **LETTER AMENDMENT 1**

Dear Mr. Zeng:

This letter confirms the desire of Golden Share Mining Corporation to amend Battelle License Agreement number 528131, to change the licensed PATENTS. The License Agreement is amended by changing Attachment 1 to the License Agreement as follows:

Attachment 1 – PATENTS as Amended

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015

NZ

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CA, PatentMaster ID 8401)*	Canada - (CA)	2,812,928		
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8976)*	United States - (US)	14/815,037		
All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565		

***These Patents and Patent Applications arose under funding of the U.S. Government.**

The revised Attachment 1 is also attached hereto for your convenience.

All other provisions of the License Agreement shall remain unchanged.

Please review this Amendment 1 and confirm that you are in agreement with these changes. If you are in agreement with this proposed Amendment 1 to the License Agreement, please indicate your acceptance below and return one copy of this Letter Amendment by June 2, 2017, to:

Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: (509) 375-2075
Fax: (509) 372-4589
Email: complianceoffice@pnnl.gov

Sincerely,

	BATTELLE MEMORIAL INSTITUTE		GOLDEN SHARE MINING CORPORATION
BY		BY	
PRINTED NAME	Peter C. Christensen	PRINTED NAME	NICK N ZENG
TITLE	Manager, Technology Commercialization	TITLE	PRESIDENT & CEO
DATE	5/26/17	DATE	05/26/2017

Attachment 1 to License Agreement Number 528131- Amendment 1
Golden Share Mining Corporation
May 26, 2017

Attachment 1 – PATENTS as Amended

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CA, PatentMaster ID 8401)*	Canada - (CA)	2,812,928		
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 3, PatentMaster ID 8976)*	United States - (US)	14/815,037		
All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565		

***These Patents and Patent Applications arose under funding of the U.S. Government.**

NZ